UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 28, 2008

DealerAdvance, Inc.
(Exact name of registrant as specified in charter)

Stronghold Technologies, Inc.
(Former name of registrant)

Nevada	333-54822	22-3762832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

16801 Addison Road, Suite 310, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 866-0606

Copies to:
Richard Anslow, Esq.
Anslow & Jaclin LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Phone: (732) 409-1212
Fax: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	BANKRUPTCY OR RECEIVERSHIP

On January 28, 2008, Stronghold Technologies, Inc. (the “Subsidiary”), a New Jersey corporation and a wholly owned subsidiary of DealerAdvance, Inc., received an Order on Trustee’s Special Final Report confirming that the Subsidiary’s voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Case No. 07-30322-sgj7 has been completed as the liquidation of the Subsidiary’s business has finished. As such, the Subsidiary will have no further business operations.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Order on Trustee’s Special Final Report
_____________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEALERADVANCE INC.

Date: February 1, 2008	By:	/s/ Steven Humphries
Name: Steven Humphries
Title : Chief Executive Officer